UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                  Filed Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 26, 2003


         MERISTAR HOSPITALITY OPERATING         MERISTAR HOSPITALITY FINANCE
                PARTNERSHIP, L.P.                          CORP
         (Exact name of registrant as           (Exact name of registrant as
          specified in its Charter)               specified in its Charter)


         DELAWARE                                       DELAWARE
(State of Incorporation)                        (State of Incorporation)


         75-2648837                                     52-2321015
(IRS Employer Identification No.)              (IRS Employer Identification No.)


         MERISTAR HOSPITALITY FINANCE           MERISTAR HOSPITALITY FINANCE
                 CORP II                                  CORP III
         (Exact name of registrant as           (Exact name of registrant as
          specified in its Charter)               specified in its Charter)


         DELAWARE                                       DELAWARE
(State of Incorporation)                        (State of Incorporation)


         73-1658708                                     46-0467463
(IRS Employer Identification No.)              (IRS Employer Identification No.)


                              4501 N. Fairfax Drive
                               Arlington, VA 22203
          (Address, including zip code, of principal executive offices of all of the above registrants)

       Registrants' telephone number, including area code: (703) 812-7200

                           1010 Wisconsin Avenue, N.W.
                             Washington, D.C. 20007
          (Former name or former address, if changed since last report)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.       DESCRIPTION
-----------       -----------

(c)               EXHIBITS:

1.1 Underwriting Agreement, dated as of June 26, 2003, by and between MeriStar Hospitality Corporation and Lehman Brothers Inc., incorporated by reference to Exhibit 1.1 of the Current Report on Form 8-K filed by MeriStar Hospitality Corporation on July 3, 2003 (File Number 1-11903).

4.1 Indenture, dated as of July 1, 2003, by and among MeriStar Hospitality Corporation, MeriStar Hospitality Operating Partnership, L.P., the guarantors party thereto and U.S. Bank Trust National Association, as trustee, incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K filed by MeriStar Hospitality Corporation on July 3, 2003 (File Number 1-11903).

4.2 Officers' Certificate establishing the terms of MeriStar Hospitality Corporation's 9.50% Convertible Subordinated Notes due 2010, incorporated by reference to Exhibit 4.2 of the Current Report on Form 8-K filed by MeriStar Hospitality Corporation on July 3, 2003 (File Number 1-11903).

99.1 Press Release, dated July 1, 2003, incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by MeriStar Hospitality Corporation on July 3, 2003 (File Number 1-11903).

         * The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


ITEM 9.           REGULATION FD DISCLOSURE

                  The registrants are furnishing the press release announcing the offering of MeriStar Hospitality Corporation's 9.50% Convertible Notes due 2010, which is attached as Exhibit 99.1 to this report and incorporated by reference into this item.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2003


                           MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.

                           BY:  MERISTAR HOSPITALITY CORPORATION,
                                ITS GENERAL PARTNER

                           BY:  /s/ Jerome J. Kraisinger
                                -----------------------------------------------
                                Name:   Jerome J. Kraisinger
                                Title:  Executive Vice President, Secretary and
                                        General Counsel


                           MERISTAR HOSPITALITY FINANCE CORP.

                           BY:  /s/ Jerome J. Kraisinger
                                -----------------------------------------------
                                Name:   Jerome J. Kraisinger
                                Title:  Executive Vice President, Secretary and
                                        General Counsel


                           MERISTAR HOSPITALITY FINANCE CORP. II

                           BY:  /s/ Jerome J. Kraisinger
                                -----------------------------------------------
                                Name:   Jerome J. Kraisinger
                                Title:  Executive Vice President, Secretary and
                                        General Counsel


                           MERISTAR HOSPITALITY FINANCE CORP. III

                           BY:  /s/ Jerome J. Kraisinger
                                -----------------------------------------------
                                Name:   Jerome J. Kraisinger
                                Title:  Executive Vice President, Secretary and
                                        General Counsel

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------

1.1 Underwriting Agreement, dated as of June 26, 2003, by and between MeriStar Hospitality Corporation and Lehman Brothers Inc., incorporated by reference to Exhibit 1.1 of the Current Report on Form 8-K filed by MeriStar Hospitality Corporation on July 3, 2003 (File Number 1-11903).

4.1 Indenture, dated as of July 1, 2003, by and among MeriStar Hospitality Corporation, MeriStar Hospitality Operating Partnership, L.P., the guarantors party thereto and U.S. Bank Trust National Association, as trustee, incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K filed by MeriStar Hospitality Corporation on July 3, 2003 (File Number 1-11903).

4.2 Officers' Certificate establishing the terms of MeriStar Hospitality Corporation's 9.50% Convertible Subordinated Notes due 2010, incorporated by reference to Exhibit 4.2 of the Current Report on Form 8-K filed by MeriStar Hospitality Corporation on July 3, 2003 (File Number 1-11903).

99.1 Press Release, dated July 1, 2003, incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by MeriStar Hospitality Corporation on July 3, 2003 (File Number 1-11903).